Exhibit A

JOINT FILING AGREEMENT AND POWER OF ATTORNEY

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned does hereby consent and agree to: (a) the joint filing on behalf of each of them of Amendment No. 2 to the Statement on Schedule 13D (the “Statement”) and any and all other amendments thereto with respect to the common units and subordinated units in Sunoco LP deemed to be beneficially owned by each of them, as applicable, (b) the appointment of Sonia Aubé, William J. Healy and/or Peggy Harrison, all of whom may act individually, as Attorney-in-Fact to execute such Statement, any amendment thereto and/or Section 16 filing related thereto in the name and on behalf of the undersigned, and (c) the inclusion of this Joint Filing Agreement and Power of Attorney as an exhibit thereto.

Date: April 9, 2015

STRIPES LLC

By:	/s/ Mary E. Sullivan
Name:	Mary E. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Treasurer

STRIPES NO. 1009 LLC

By:	/s/ Mary E. Sullivan
Name:	Mary E. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Treasurer

SUSSER HOLDINGS CORPORATION

By:	/s/ Thomas P. Mason
Name:	Thomas P. Mason
Title:	Senior Vice President, General Counsel and Secretary

HERITAGE HOLDINGS, INC.

By:	/s/ Martin Salinas, Jr.
Name:	Martin Salinas, Jr.
Title:	Chief Financial Officer

1

ETP HOLDCO CORPORATION

By:	/s/ Martin Salinas, Jr.
Name:	Martin Salinas, Jr.
Title:	Chief Financial Officer

ETC M-A ACQUISITION LLC

By:	/s/ Thomas P. Mason
Name:	Thomas P. Mason
Title:	Senior Vice President

LA GRANGE ACQUISITION, L.P.

By: LA GP, LLC, its general partner

By:	/s/ Thomas P. Mason
Name:	Thomas P. Mason
Title:	Senior Vice President, General Counsel and Secretary

LA GP, LLC

By:	/s/ Thomas P. Mason
Name:	Thomas P. Mason
Title:	Senior Vice President, General Counsel and Secretary

ETP RETAIL HOLDINGS, LLC

By:	/s/ Robert W. Owens
Name:	Robert W. Owens
Title:	President

2

SUNOCO, INC. (R&M)

By:	/s/ Robert W. Owens
Name:	Robert W. Owens
Title:	President and Chief Executive Officer

SUNOCO, INC.

By:	/s/ Robert W. Owens
Name:	Robert W. Owens
Title:	President and Chief Executive Officer

HERITAGE ETC, L.P.

By: Heritage ETC GP, L.L.C., its general partner

By:	/s/ Martin Salinas, Jr.
Name:	Martin Salinas, Jr.
Title:	Chief Financial Officer

HERITAGE ETC GP, L.L.C.

By:	/s/ Martin Salinas, Jr.
Name:	Martin Salinas, Jr.
Title:	Chief Financial Officer

ENERGY TRANSFER PARTNERS, L.P.

By: Energy Transfer Partners GP, L.P., its general partner

By: Energy Transfers Partners, L.L.C., its general partner

By:	/s/ Thomas P. Mason
Name:	Thomas P. Mason
Title:	Senior Vice President, General Counsel and Secretary

3

ENERGY TRANSFER PARTNERS GP, L.P.

By: Energy Transfer Partners, L.L.C., its general partner

By:	/s/ Thomas P. Mason
Name:	Thomas P. Mason
Title:	Senior Vice President, General Counsel
and Secretary

ENERGY TRANSFER PARTNERS, L.L.C.

By:	/s/ Thomas P. Mason
Name:	Thomas P. Mason
Title:	Senior Vice President, General Counsel
and Secretary

ENERGY TRANSFER EQUITY, L.P.

By: LE GP, LLC, its general partner

By:	/s/ John W. McReynolds
Name:	John W. McReynolds
Title:	President

LE GP, LLC

By:	/s/ John W. McReynolds
Name:	John W. McReynolds
Title:	President

KELCY L. WARREN

By:	/s/ Kelcy L. Warren

4

APPENDIX A

DIRECTORS AND EXECUTIVE OFFICERS OF ETP LLC AND LE GP

The following tables set forth the names, positions and present principal occupations or employment and business addresses of the directors and executive officers of ETP LLC, LE GP, HHI, ETP Holdco, Heritage ETC GP, Stripes 1009, Susser and Stripes. All the individuals listed below are citizens of the United States.

ETP LLC:

Name and Business Address	Capacity in Which Serves ETP LLC	Principal Occupation

Kelcy L. Warren 3738 Oak Lawn Ave. Dallas, TX 75219	Chairman of the Board and Chief Executive Officer	Chairman and Chief Executive Officer of Energy Transfer Partners, L.L.C. and Chairman of LE GP, LLC

Martin Salinas, Jr. 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Financial Officer	Chief Financial Officer of Energy Transfer Partners, L.L.C.

Ted Collins, Jr. 3738 Oak Lawn Ave. Dallas, TX 75219	Director	President of Collins & Ware Inc.

Michael K. Grimm 3738 Oak Lawn Ave. Dallas, TX 75219	Director	President of and Chief Executive Officer of Rising Star Energy, L.L.C.

James R. Perry 3738 Oak Lawn Ave. Dallas, TX 75219	Director	Former Governor of Texas

Marshall S. McCrea, III 3738 Oak Lawn Ave. Dallas, TX 75219	President, Chief Operating Officer and Director	President and Chief Operating Officer of Energy Transfer Partners, L.L.C.

Thomas P. Mason 3738 Oak Lawn Ave. Dallas, TX 75219	Senior Vice President, General Counsel and Secretary	Senior Vice President, General Counsel and Secretary of Energy Transfer Partners, L.L.C.

Jamie Welch 3738 Oak Lawn Ave. Dallas, TX 75219	Director	Group Chief Financial Officer, Head of Business Development and Director of LE GP, LLC

Appendix A

Name and Business Address	Capacity in Which Serves ETP LLC	Principal Occupation

Richard Cargile 3738 Oak Lawn Ave. Dallas, TX 75219	President of Midstream Operations	President of Midstream Operations of Energy Transfer Partners, L.L.C.

David K. Skidmore 3738 Oak Lawn Ave. Dallas, TX 75219	Director	President of Skidmore Exploration Inc.

Gregory F. Brazaitis 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Compliance Officer	Chief Compliance Officer of Energy Transfer Partners, L.L.C.

Robert W. Owens 3738 Oak Lawn Ave. Dallas, TX 75219	President of Retail Marketing	President of Retail Marketing of Energy Transfer Partners, L.L.C.

LE GP:

Name and Business Address	Capacity in Which Serves LE GP	Principal Occupation

John W. McReynolds 3738 Oak Lawn Ave. Dallas, TX 75219	Director and President	President of LE GP, LLC

Kelcy L. Warren 3738 Oak Lawn Ave. Dallas, TX 75219	Director and Chairman of the Board	Chairman and Chief Executive Officer and Energy Transfer Partners, L.L.C. and Chairman of LE GP, LLC

Jamie Welch 3738 Oak Lawn Ave. Dallas, TX 75219	Director and Group Chief Financial Officer and Head of Business Development	Group Chief Financial Officer, Head of Business Development and Director of LE GP, LLC

William P. Williams 3738 Oak Lawn Ave. Dallas, TX 75219	Director	Retired Vice President of Measurement, Energy Transfer Partners, L.L.C.

Marshall S. McCrea, III 3738 Oak Lawn Ave. Dallas, TX 75219	Director	President and Chief Operating Officer of Energy Transfer Partners, L.L.C.

Appendix A

Name and Business Address	Capacity in Which Serves LE GP	Principal Occupation

Matthew S. Ramsey 3738 Oak Lawn Ave. Dallas, TX 75219	Director	President of RPM Exploration, Ltd. and Ramsey Energy Management, LLC

K. Rick Turner 3738 Oak Lawn Ave. Dallas, TX 75219	Director	Director of North American Energy Partners Inc., AmeriGas Partners, L.P. and TMI, LLC

HHI:

Name and Business Address	Capacity in Which Serves Heritage Holdings	Principal Occupation

Martin Salinas, Jr. 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Financial Officer and Director	Chief Financial Officer of Energy Transfer Partners, L.L.C.

Kelcy L. Warren 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Executive Officer	Chairman and Chief Executive Officer and Energy Transfer Partners, L.L.C. and Chairman of LE GP, LLC

Marshall S. McCrea, III 3738 Oak Lawn Ave. Dallas, TX 75219	President and Chief Operating Officer	President and Chief Operating Officer of Energy Transfer Partners, L.L.C.

Richard A. Cargile 3738 Oak Lawn Ave. Dallas, TX 75219	President of Midstream Operations	President of Midstream Operations of Energy Transfer Partners, L.L.C.

Gregory F. Brazaitis 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Compliance Officer	Chief Compliance Officer of Energy Transfer Partners, L.L.C.

Thomas P. Mason 3738 Oak Lawn Ave. Dallas, TX 75219	Senior Vice President, General Counsel and Secretary	Senior Vice President, General Counsel and Secretary of Energy Transfer Partners, L.L.C.

Appendix A

ETP Holdco:

Name and Business Address	Capacity in Which Serves ETP Holdco	Principal Occupation

Kelcy L. Warren 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Executive Officer and Director	Chairman and Chief Executive Officer and Energy Transfer Partners, L.L.C. and Chairman of LE GP, LLC

Marshall S. McCrea, III 3738 Oak Lawn Ave. Dallas, TX 75219	President, Chief Operating Officer and Director	President and Chief Operating Officer of Energy Transfer Partners, L.L.C.

Martin Salinas, Jr. 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Financial Officer	Chief Financial Officer of Energy Transfer Partners, L.L.C.

Thomas P. Mason 3738 Oak Lawn Ave. Dallas, TX 75219	Senior Vice President, General Counsel, Secretary and Director	Senior Vice President, General Counsel and Secretary of Energy Transfer Partners, L.L.C.

John W. McReynolds 3738 Oak Lawn Ave. Dallas, TX 75219	Director	President of LE GP, LLC

ETC:

Name and Business Address	Capacity in Which Serves ETC	Principal Occupation

Robert W. Owens 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Executive Officer	President of Retail Marketing of Energy Transfer Partners, L.L.C.

Marshall S. McCrea III 3738 Oak Lawn Ave. Dallas, TX 75219	President and Chief Operating Officer	President and Chief Operating Officer of Energy Transfer Partners, L.L.C.

Martin Salinas, Jr. 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Financial Officer	Chief Financial Officer of Energy Transfer Partners, L.L.C.

Arnold D. Dodderer 3738 Oak Lawn Ave. Dallas, TX 75219	General Counsel and Vice President	General Counsel and Assistant Secretary of Sunoco, Inc.

Appendix A

LA GP:

Name and Business Address	Capacity in Which Serves LA GP	Principal Occupation

Kelcy L. Warren 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Executive Officer and Manager	Chairman and Chief Executive Officer of Energy Transfer Partners, L.L.C. and Chairman of LE GP, LLC

Marshall S. McCrea III 3738 Oak Lawn Ave. Dallas, TX 75219	President and Chief Operating Officer	President and Chief Operating Officer of Energy Transfer Partners, L.L.C.

Richard A. Cargile 3738 Oak Lawn Ave. Dallas, TX 75219	President of Midstream Operations	President of Midstream Operations of Energy Transfer Partners, L.L.C.

Martin Salinas, Jr. 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Financial Officer and Manager	Chief Financial Officer of Energy Transfer Partners, L.L.C.

Gregory F. Brazaitis 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Compliance Officer	Chief Compliance Officer of Energy Transfer Partners, L.L.C.

Thomas P. Mason 3738 Oak Lawn Ave. Dallas, TX 75219	Senior Vice President, General Counsel and Secretary	Senior Vice President, General Counsel and Secretary of Energy Transfer Partners, L.L.C.

Appendix A

Heritage ETC GP:

Name and Business Address	Capacity in Which Serves Heritage ETC GP	Principal Occupation

Kelcy L. Warren 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Executive Officer and Manager	Chairman and Chief Executive Officer of Energy Transfer Partners, L.L.C. and Chairman of LE GP, LLC

Marshall S. McCrea, III 3738 Oak Lawn Ave. Dallas, TX 75219	President and Chief Operating Officer	President and Chief Operating Officer of Energy Transfer Partners, L.L.C.

Martin Salinas, Jr. 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Financial Officer and Manager	Chief Financial Officer of Energy Transfer Partners, L.L.C.

Thomas P. Mason 3738 Oak Lawn Ave. Dallas, TX 75219	Senior Vice President, General Counsel and Secretary	Senior Vice President, General Counsel and Secretary of Energy Transfer Partners, L.L.C.

Richard A. Cargile 3738 Oak Lawn Ave. Dallas, TX 75219	President of Midstream Operations	President of Midstream Operations of Energy Transfer Partners, L.L.C.

Gregory F. Brazaitis 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Compliance Officer	Chief Compliance Officer of Energy Transfer Partners, L.L.C.

Stripes 1009:

Name and Business Address	Capacity in Which Serves Stripes 1009	Principal Occupation

Robert W. Owens 3738 Oak Lawn Ave. Dallas, TX 75219	President and Chief Executive Officer	President of Retail Marketing of Energy Transfer Partners, L.L.C.

Mary E. Sullivan 3738 Oak Lawn Ave. Dallas, TX 75219	Executive Vice President, Chief Financial Officer and Treasurer	Executive Vice President and Chief Financial Officer of Susser Holdings Corporation

Appendix A

Susser:

Name and Business Address	Capacity in Which Serves Susser	Principal Occupation

Kelcy L. Warren 3738 Oak Lawn Ave. Dallas, TX 75219	Director	Chairman and Chief Executive Officer of Energy Transfer Partners, L.L.C. and Chairman of LE GP, LLC

Martin Salinas, Jr. 3738 Oak Lawn Ave. Dallas, TX 75219	Director and Executive Vice President	Chief Financial Officer of Energy Transfer Partners, L.L.C.

Robert W. Owens 3738 Oak Lawn Ave. Dallas, TX 75219	Chief Executive Officer	President of Retail Marketing of Energy Transfer Partners, L.L.C.

Marshall S. McCrea, III 3738 Oak Lawn Ave. Dallas, TX 75219	President and Chief Operating Officer	President and Chief Operating Officer of Energy Transfer Partners, L.L.C.

Mary E. Sullivan 3738 Oak Lawn Ave. Dallas, TX 75219	Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Financial Officer of Susser Holdings Corporation

Thomas P. Mason 3738 Oak Lawn Ave. Dallas, TX 75219	Senior Vice President, General Counsel and Secretary	Senior Vice President, General Counsel and Secretary of Energy Transfer Partners, L.L.C.

Stripes:

Name and Business Address	Capacity in Which Serves Stripes	Principal Occupation

Robert W. Owens 3738 Oak Lawn Ave. Dallas, TX 75219	President, Chief Executive Officer and Manager	President of Retail Marketing of Energy Transfer Partners, L.L.C.

Mary E. Sullivan 3738 Oak Lawn Ave. Dallas, TX 75219	Executive Vice President, Chief Financial Officer, Treasurer and Manager	Executive Vice President and Chief Financial Officer of Susser Holdings Corporation

Cynthia Archer 3738 Oak Lawn Ave. Dallas, TX 75219	Executive Vice President and Chief Marketing Officer	Executive Vice President and Chief Marketing Officer of Susser Petroleum Partners GP LLC

Brad Williams 3738 Oak Lawn Ave. Dallas, TX 75219	Senior Vice President—Retail Operations West and Manager	Senior Vice President—Retail Operations West of Susser Petroleum Partners GP LLC

Appendix A

SUPPLEMENT TO APPENDIX A

The following tables set forth the names, positions and present principal occupations or employment and business addresses of the directors and executive officers of ETP Retail, Sunoco (R&M) and Sunoco, Inc.. All the individuals listed below are citizens of the United States.

ETP Retail:

Name and Business Address	Capacity in Which Serves ETP Retail	Principal Occupation

Robert W. Owens 3738 Oak Lawn Ave. Dallas, TX 75219	President and Manager	President of Retail Marketing of Energy Transfer Partners, L.L.C.

Clare P. McGrory 3738 Oak Lawn Ave. Dallas, TX 75219	President, Chief Operating Officer and Manager	Senior Vice President, Investor Relations of Sunoco LP

Arnold D. Dodderer 3738 Oak Lawn Ave. Dallas, TX 75219	Vice President, General Counsel and Secretary	General Counsel and Assistant Secretary of Sunoco, Inc.

Towanda Garvin 3738 Oak Lawn Ave. Dallas, TX 75219	Assistant Secretary	Paraprofessional, Legal of Sunoco, Inc.

Karl R. Fails 3738 Oak Lawn Ave. Dallas, TX 75219	Manager	Senior Vice President, Supply and Trading of Sunoco, LLC

Sunoco (R&M):

Name and Business Address	Capacity in Which Serves Sunoco (R&M)	Principal Occupation

Robert W. Owens 3738 Oak Lawn Ave. Dallas, TX 75219	President and Sole Director	President of Retail Marketing of Energy Transfer Partners, L.L.C.

John P. Steel 3738 Oak Lawn Ave. Dallas, TX 75219	Vice President	Manager, Strategic Portfolio and Business Development of Sunoco, Inc.

Supplement to Appendix A

1

Name and Business Address	Capacity in Which Serves Sunoco (R&M)	Principal Occupation

Arnold D. Dodderer 3738 Oak Lawn Ave. Dallas, TX 75219	General Counsel and Secretary	General Counsel of Sunoco, Inc.

Cynthia A. Archer 3738 Oak Lawn Ave. Dallas, TX 75219	Vice President	Executive Vice President and Chief Marketing Officer of Sunoco, Inc.

Boyd E. Foster 3738 Oak Lawn Ave. Dallas, TX 75219	Vice President	Senior Vice President, Manufacturing and Business Development of Sunoco, Inc.

Towanda T. Garvin 3738 Oak Lawn Ave. Dallas, TX 75219	Assistant Secretary	Paraprofessional, Legal of Sunoco, Inc.

Patricia J. Green 3738 Oak Lawn Ave. Dallas, TX 75219	Vice President	Manager, Branded Marketing Administrator of Sunoco, Inc.

Blake S. Heinemann 3738 Oak Lawn Ave. Dallas, TX 75219	Vice President	Executive Vice President, Retail Operations East of Sunoco, Inc.

Sheryl L. Hess 3738 Oak Lawn Ave. Dallas, TX 75219	Vice President	Manager, Retail Audit & Inventory Control of Sunoco, Inc.

Clare P. McGrory 3738 Oak Lawn Ave. Dallas, TX 75219	Vice President and Treasurer	Senior Vice President, Investor Relations of Sunoco LP

Joan Scarpa 3738 Oak Lawn Ave. Dallas, TX 75219	Vice President	Regional Real Estate Representative of Sunoco, Inc.

James F. Wagner 3738 Oak Lawn Ave. Dallas, TX 75219	Vice President	Senior Director, Tax Planning & Administration of Sunoco, Inc.

Anthony M. Williams 3738 Oak Lawn Ave. Dallas, TX 75219	Vice President	Manager, Real Estate of Sunoco, Inc.

Supplement to Appendix A

2

Sunoco, Inc.:

Name and Business Address	Capacity in Which Serves Sunoco, Inc.	Principal Occupation

Thomas P. Mason 3738 Oak Lawn Ave. Dallas, TX 75219	Director, Senior Vice President and Corporate Secretary	Senior Vice President, General Counsel and Secretary of Energy Transfer Partners, L.L.C.

Marshall S. McCrea, III 3738 Oak Lawn Ave. Dallas, TX 75219	Director	President and Chief Operating Officer of Energy Transfer Partners, L.L.C.

John W. McReynolds 3738 Oak Lawn Ave. Dallas, TX 75219	Director	President of LE GP, LLC

Martin Salinas, Jr. 3738 Oak Lawn Ave. Dallas, TX 75219	Director and Chief Financial Officer	Chief Financial Officer of Energy Transfer Partners, L.L.C.

Kelcy L. Warren 3738 Oak Lawn Ave. Dallas, TX 75219	Director	Chairman and Chief Executive Officer of Energy Transfer Partners, L.L.C. and Chairman of LE GP, LLC

Arnold D. Dodderer 3738 Oak Lawn Ave. Dallas, TX 75219	General Counsel and Assistant Secretary	General Counsel and Assistant Secretary of Sunoco, Inc.

Christopher Curia 3738 Oak Lawn Ave. Dallas, TX 75219	Senior Vice President – Human Resources	Senior Vice President – Human Resources of Sunoco, Inc.

Supplement to Appendix A

3

Name and Business Address	Capacity in Which Serves Sunoco, Inc.	Principal Occupation

Towanda T. Garvin 3738 Oak Lawn Ave. Dallas, TX 75219	Assistant Secretary	Paraprofessional, Legal of Sunoco, Inc.

Robert M. Kerrigan 3738 Oak Lawn Ave. Dallas, TX 75219	Vice President – Human Resources and Administration	Vice President – Human Resources and Administration of Sunoco, Inc.

Robert W. Owens 3738 Oak Lawn Ave. Dallas, TX 75219	President and Chief Executive Officer	President of Retail Marketing of Energy Transfer Partners, L.L.C.

Supplement to Appendix A

4